Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents [abstract]
Cash and Cash Equivalents	CASH AND CASH EQUIVALENTS

	December 31,
	2020	2021
	(US$ in millions)
Cash at bank and on hand	$532	$316
Short-term bank deposits	329	362
	$861	$678
As at December 31, 2020 and 2021, the effective interest rates on short-term bank deposits ranged from 0.1% to 1.0% per annum. These deposits have maturities ranging from 5 to 19 days and 5 to 28 days, respectively.

Cash and cash equivalents are measured at amortized costs and the carrying values of cash equivalents are their fair values as at December 31, 2020 and 2021. The estimated fair value of the Group’s cash and cash equivalents is based on level 1 inputs (quoted market prices in active markets). The maximum credit exposure of cash and cash equivalents of the Group as at December 31, 2020 and 2021 amounted to US$747 million and US$564 million, respectively.